UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2021

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

(507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 13, 2021, the Board of Directors (the "Board") of Fastenal Company (the "Company") elected as a director of the Company Ms. Sarah N. Nielsen, effective on August 16, 2021, increasing the number of directors on the Board from nine to ten on this date. Ms. Nielsen was elected to serve as an independent director until the Company's next annual meeting of shareholders or until her successor is duly elected and qualified. The Board appointed Ms. Nielsen to serve on the Audit Committee of the Company effective on August 16, 2021.
Ms. Nielsen currently serves as the Chief Financial Officer of First Citizens Bank in Mason City, IA, which is a locally-owned community bank and has served in this capacity since November 2017. Previously, she was employed with Winnebago Industries, Inc. in Forest City, IA and served as Vice President and Chief Financial Officer from November 2005 to May 2017. During her tenure with Winnebago Industries, Inc., Ms. Nielsen led the due diligence and financing efforts that resulted in the strategic acquisition of Grand Design RV, developed long term strategies surrounding post-retirement healthcare benefits, implemented a strategic sourcing and procurement program, and was involved with the management and oversight of certain divisions within this organization. From 1995 through 2005, she was employed with Deloitte & Touche LLP in Minneapolis, MN, achieving the role of Senior Audit Manager. Ms. Nielsen received a Bachelor of Accountancy degree from the University of North Dakota in Grand Forks, ND in May 1995.
There are no arrangements or understandings between Ms. Nielsen and any other person or persons pursuant to which she was selected as a director of the Company. There are no current or proposed transactions in which Ms. Nielsen, or any member of her immediate family, has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.
Ms. Nielsen will receive a pro rata portion of the annual retainer for her partial year of service as a director of the Company, all in accordance with the Company's existing director compensation policy.
Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

August 16, 2021	By:	/s/ Holden Lewis
(Date)		Holden Lewis Executive Vice President and Chief Financial Officer